EXHIBIT 10.3

                          EXECUTIVE PROTECTION POLICY

                                  DECLARATIONS

                 EXECUTIVE LIABILITY AND INDEMNIFICATION POLICY

Policy Number 8091-25-91JDAW

Texas Pacific Indemnity Company, a stock insurance company, incorporated under the laws of Texas, herein called the Company.

Item 1.  Parent Organization:
CLUB CORPORATION INTERNATIONAL
PO BOX 819012
DALLAS, TEXAS
75381

Item 2.  Policy Period:
From 12:01 A.M. on OCTOBER 19, 1998
To 12:01 A.M., OCTOBER 19, 1999
Local time at the address shown in Item 1.

Item 3.  Limits of Liability:
(A)  Each Loss $5,000,000.
(B)  Each Policy Period $5,000,000.

Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 4.  Coinsurance Percent: NONE

Item 5.  Deductible Amount:  Insuring Clause 2     $ 250,000.

Item 6.  Insured Organization:  CLUB CORPORATION INTERNATIONAL AND ITS
SUBSIDIARIES

Item 7. Insured Persons: Any person who has been, now is, or shall, become a duly elected director or a duly elected or appointed officer of the Insured Organization.

Item 8.  Extended Reporting Period:

(A)  Additional Premium:  50% of the Annual Premium
(B)  Additional Period:  One Year


Policyholder Information Notice


IMPORTANT NOTICE                                                          AVISO IMPORTANTE
To obtain information or make a complaint:            Para obtener informacion o para someter una queja:

You may call Chubb's toll-free telephone number for   Usted puede Ilamar al numero de telefono gratis. de
information or to make a complaint at                 Chubb's para informacion o para someter una queja al

1-800-36-CHUBB                                                                                  1-800-36-CHUBB

You may contact the Texas Department of Insurance     Puede comunicarse con el Departamento de Seguros
to obtain the information on companies, coverages,    de Texas para obtener informacion acerca de compaflias
rights or complaints at                               coberturas, derechos o quejas al

1-800-252-3439                                                                                  1-800-252-3439

You may write the Texas Department of Insurance       Puede escribir al Departamento de Seguros de Texas
P.O. Box 149104                                       P.O. Box 149104
Austin, TX 78714-9104                                 Austin, TX 78714-9104
FAX # (512) 475-1771                                  FAX # (512) 475-1771
PREMIUM OR CLAIM DISPUTES:                            DISPUTAS SOBRE PRIMAS 0 RECLAMOS:
Should you have a dispute concerning your premium     Si tiene una disputa concerniente a su prima o a un
or about a claim you should contact the agent first.  reclamo, debe comunicarse con el agente primero. Si
If the dispute is not resolved, you may contact the   no se resueve la disputa, puede entonces comunicarse-
Texas Department of Insurance.                        con el departamento (TDI).

ATTACH THIS NOTICE TO YOUR POLICY.                    UNA ESTE AVISO A SU POLIZA:

This notice is for information only and does not      Este aviso es solo para proposito de informacion y no
become a part or condition of the attached document.  se convierte en parte o condicion del documento adjunto.


                           EXECUTIVE PROTECTION POLICY

                 EXECUTIVE LIABILITY AND INDEMNIFICATION POLICY

In consideration of payment of the premium and subject to the Declarations, and the limitations, conditions, provisions and other terms of this policy, the Company agrees as follows:

INSURING  CLAUSES

Insuring  Clause  1
-------------------
1. The Company shall pay on behalf of each of the Insured Persons all Loss for which the Insured Person is not indemnified by the Insured Organization and which the Insured Person becomes legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

Insuring  Clause  2
-------------------
2. The Company shall pay on behalf of the Insured Organization all Loss for which the Insured ORGANIZATION grants indemnification to each Insured Person, as permitted or required by law, which the Insured Person has become legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended
Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

Estates  and  Legal  Representatives
------------------------------------
3. Subject to the limitations, conditions, provisions and other terms of this policy, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

Extended  Reporting  Period
---------------------------
4. If the Company terminates or refuses to renew this policy other than for nonpayment of premium, the Parent Organization and the Insured Persons. shall have the right, upon payment of the additional premium set forth in Item 8(A) of the Declarations for this policy, to an extension of the coverage granted by this policy for the period set forth in Item 8(B) of the Declarations for this policy (Extended Reporting Period) following the effective date of termination or non-renewal, but only for any WRONGFUL ACT committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or non-renewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or non-renewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding POLICY PERIOD. If the PARENT ORGANIZATION terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

EXCLUSIONS

Exclusions  Applicable  to  Insuring
------------------------------------
5. The Company shall not be liable for Loss on account of any Claim made against any Insured Person:

Clauses  1  and  2
(a) based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy of which this policy is a renewal or replacement and if such prior policy affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;

(b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any Insured on or prior to the Pending or Prior Date set forth in Item 9 of the Declarations for this policy, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

(c)  brought  or  maintained  by  or  on  behalf  of  any  Insured  except:

(i) a Claim that is a derivative action brought or maintained on behalf of an INSURED ORGANIZATION by one or more persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance or participation of any Insured,

(ii) a Claim brought or maintained by an Insured Person for the actual or alleged wrongful termination of the Insured Person, or

(iii) a Claim brought or maintained by an Insured Person for contribution or indemnity, if the Claim directly results from another Claim covered under this policy;

(d) for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an Insured Organization;

(e) for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or

(f) based upon, arising from, or in consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of POLLUTANTS into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the INSURED test for, monitor, clean up, remove, contain, treat, detoxify or neutralize POLLUTANTS, or any voluntary decision to do so; including but not limited to any Claim for financial loss to the INSURED ORGANIZATION, its security holders or its creditors based upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

Exclusions  Applicable  to  Insuring
------------------------------------
6. The Company shall not be liable under Insuring Clause 1 for Loss on account of any Claim made against any Insured Person:

Clause  1  Only
(a) for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Insured Organization within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

(b) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgement or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

c) based upon, arising from, or in consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

Severability  of  Exclusions
----------------------------
7. With respect to the Exclusions in sections 5 and 6 of this policy, no fact pertaining to or knowledge possessed by any Insured Person shall be imputed to any other Insured Person to determine if coverage is available.

Limit  of  Liability,  Deductible  and  Coinsurance
---------------------------------------------------
8. For the purposes of this policy, all Loss arising out of the same Wrongful Act and all Interrelated Wrongful Acts of any Insured Person shall be deemed one Loss, and such Loss shall be deemed to have originated in the earliest POLICY PERIOD in which a Claim is first made against any INSURED PERSON alleging any such Wrongful Act or Interrelated Wrongful Acts. The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Loss set forth in
Item 3(A) of the Declarations for this policy. The Company's maximum aggregate liability for all Loss on account of all CLAIMS first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 3(B) of the Declarations for this policy. The Company's liability under Insuring Clause 2 shall apply only to that part of each LOSS which is excess of the Deductible Amount set forth in Item 5 of the Declarations for this policy and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk. If a single LOSS is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to the LOSS shall be the Insuring Clause 2 deductible set forth in Item 5 of the Declarations for this policy.

With respect to all Loss (excess of the applicable Deductible Amount) originating in any one Policy Period, the Insureds shall bear uninsured and at their own risk that percent of all such Loss specified as the Coinsurance Percent in Item 4 of the Declarations for this policy, and the Company's liability hereunder shall apply only to the remaining percent of all such Loss. Any Loss covered in whole or in part by this policy and a Company Employment Practices Liability policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other policy; provided, however, if any limit of liability applicable to such other policy is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this policy shall be subject to the Limits of Liability and Coinsurance Percent applicable to this policy, as reduced by the amount of such Loss otherwise covered by this policy which is paid by the Company pursuant to such other policy. For purposes of this section 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

Presumptive  Indemnification
----------------------------
9.    If  the  Insured  Organization:
(a) fails or refuses, other than for reason of FINANCIAL IMPAIRMENT, to indemnify the Insured Person for Loss; and

(b) is permitted or required to indemnify the Insured Person for such Loss pursuant to:

(i) the by-laws or certificate of incorporation of the Insured Organization in effect at the inception of this policy, or

(ii) any subsequently amended or superseding by-laws or certificate of incorporation of the Insured ORGANIZATION provided, however, that such amended or superseding by-laws or certificate of incorporation expand or broaden, and do not restrict or in any way limit, the INSURED ORGANIZATION'S ability to indemnify the INSURED PERSON;

then, notwithstanding any other conditions, provisions or terms of this policy to the contrary, any payment by the Company of such LOSS shall be subject to (i) the Insuring Clause 2 Deductible Amount set forth in Item 5 of the Declarations for this policy, and (ii) all of the Exclusions set forth in sections 5 and 6 of this policy.

For purposes of this section 9, the shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted by such by-laws or certificate of incorporation.

Reporting  and  Notice
----------------------
10. The Insureds shall, as a condition precedent to exercising their rights under this policy, give to the Company written notice as soon as practicable of any Claim made against any of them for a WRONGFUL ACT. If during the Policy Period or Extended Reporting Period (if exercised) an INSURED becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company. The Insureds shall, as a condition precedent to exercising their rights under this policy, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.

Defense  and  Settlement
------------------------
11. Subject to this section, it shall be the duty of the Insured Persons and not the duty of the Company to defend Claims made against the Insured Persons.

The Insureds agree not to settle any Claim, incur any DEFENSE COSTS or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this policy.

The Insureds agree to provide the Company with all information, assistance and. cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

Defense Costs are part of and not in addition to the Limits of Liability set forth in Item 3 of the Declarations for this policy, and the payment by the Company of Defense Costs reduces such Limits of Liability.

Allocation
----------
12. If both Loss covered by this policy and loss not covered by this policy are incurred, either because a Claim against the INSURED PERSONS includes both covered and uncovered matters or because a Claim is made against both an Insured Person and others, including the INSURED ORGANIZATION, THE INSUREDS and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered LOSS and uncovered loss.

If the Insureds and the Company agree on an allocation of DEFENSE COSTS, the Company shall advance on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation:

(a) no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

(b) the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this policy until a different allocation is negotiated, arbitrated or judicially determined; and

(c) the Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators. Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other  Insurance
----------------
13. If any Loss arising from any Claim made against any INSURED PERSONS is insured under any other valid policy(ies), prior or current, then this policy shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability in this policy.

Changes  in  Exposure  Acquisition  or  Creation  of  Another  Organization
---------------------------------------------------------------------------
14. If the Insured Organization (i) acquires securities or voting rights in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary, or (ii) acquires any organization by merger into or consolidation with an INSURED ORGANIZATION, such organization and its Insured Persons shall be Insureds under this policy but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for WRONGFUL ACTS committed, attempted, or allegedly committed or attempted, by such INSURED PERSONS prior to such acquisition or creation.

If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the INSURED ORGANIZATION for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Acquisition  of  Parent  Organization  by  Another  Organization
----------------------------------------------------------------
15. If (i) the Parent Organization merges into or consolidates with another organization, or (ii) another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Parent Organization, coverage under this policy shall continue until termination of this policy, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by Insured Persons prior to such merger, consolidation or acquisition. The Parent Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

Cessation  of  Subsidiaries
---------------------------
16. In the event an organization ceases to be a SUBSIDIARY before or after the Inception Date of this policy, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this policy but only with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

Representations  and  Severability
----------------------------------
17. In granting coverage to any one of the Insureds, the Company has relied upon the declarations and statements in the written application for this policy and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 10 of the Declarations for this policy. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this policy. Such written application(s) for coverage shall be construed as a separate application for coverage by each of the INSURED PERSONS. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any INSURED PERSON shall be imputed to any other INSURED PERSONS for the purpose of determining if coverage is available.

Territory
---------
18.  Coverage  shall  extend  anywhere  in  the  world.

Notice
------
19. Notice to the Company under this policy shall be given in writing addressed to:

Notice  of  Claim:

National  Claims  Department
Chubb  Group  of  Insurance  Companies
15  Mountain  View  Road
Warren,  New  Jersey  07059

All  Other  Notices:

Executive  Protection  Department
Chubb  Group  of  Insurance  Companies
15  Mountain  View  Road
Warren,  New  Jersey  07059

Such notice shall be effective on the date of receipt by the Company at such address.

Investigation  and  Settlement
------------------------------
20. The Company may make any investigation it deems necessary and may, with the written consent of the INSURED, make any settlement of a claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the Company to the Insured.

Valuation  and  Foreign  Currency
---------------------------------
21. All premiums, limits, retentions, loss and other amounts under this policy are expressed and payable in the currency of the United States of America. If judgement is rendered, settlement is denominated or another element of loss under this policy is stated in a currency other than United States of America dollars, payment under this policy shall be made in United States dollars at the rate of exchange published in the Wall Street Journal on the date the final judgement is reached, the amount of the settlement is agreed upon or the other element of loss is due, respectively.

Subrogation
-----------
22. In the event of any payment under this policy, the Company shall be subrogated to the extent of such payment to all the INSURED'S RIGHTS of recovery, and the INSURED shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit in the name of the Insured.

Action  Against  the  Company
-----------------------------
23. No action shall lie against the Company unless, as a condition precedent thereto, there shall have been full compliance with all the terms of this policy. No person or organization shall have any right under this policy to join the Company as a party to any action against the INSURED TO determine the INSURED'S liability nor shall the Company be impleaded BY THE INSURED or his legal representatives. Bankruptcy or insolvency of an INSURED or of the estate of an INSURED shall not relieve the Company of its obligations nor deprive the Company of its rights under this policy.

Authorization  Clause
---------------------
24. By acceptance of this policy, the Parent Organization agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or termination, the payment of premiums and the receiving of any return premiums that may become due under this policy, the negotiation, agreement to and acceptance of endorsements, and the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for the Extended Reporting Period), and the Insureds agree that the PARENT ORGANIZATION shall act on their behalf.

Alteration  and  Assignment
---------------------------
25.No change in, modification of, or assignment of interest under this policy shall be effective except when made by a written endorsement to this policy which is signed by an authorized representative of the Company.

Termination of Policy
---------------------
26.    This  policy  shall  terminate  at  the  earliest of the following times:

(A) sixty days after the receipt by the Parent Organization of a written notice of termination from the Company,

(B) upon the receipt by the Company of written notice of termination from the Parent Organization,

(C) upon expiration of the Policy Period as set forth in Item 2 of the Declarations of this policy, or

(D) at such other time as may be agreed upon by the Company and the Parent Organization.

The Company shall refund the unearned premium computed at customary short rates if the policy is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro rata.

Termination  of  Prior  Policies
--------------------------------
27. Any policies issued by the Company or its affiliates and specified in Item 11 of the Declarations of this policy shall terminate, if not already terminated, as of the inception date of this policy.

Definitions
-----------
28.    When  used  in  this  policy:
Claim means: (i) a written demand for monetary damages, (ii) a civil proceeding commenced by the service of a complaint or similar pleading, (iii) a criminal proceeding commenced by a return of an indictment, or (iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document, against any INSURED PERSON FOR A WRONGFUL ACT, including any appeal therefrom.

Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

Financial Impairment means the status of the Insured Organization resulting from
(i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or
(ii)  the  Insured  Organization  becoming  a  debtor  in  possession.

Insured, either in the singular or plural, means the Insured Organization and any INSURED PERSON.

Insured Capacity means the position or capacity designated in Item 7 of the Declarations for this policy held by any Insured Person but shall not include any position or capacity in any organization other than the Insured Organization, even if the Insured Organization directed or requested the Insured Person to serve in such other position or capacity.

Insured Organization means, collectively, those organizations designated in Item 6 of the Declarations for this policy. Insured Person, either in the singular or plural, means any one or more of those persons designated in Item 7 of the Declarations for this policy.

Interrelated  Wrongful  Acts  means  all  causally  connected  Wrongful  Acts.

Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and Defense Costs. Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant, agreement or court order, (ii) any amount incurred by the Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Claim or potential Claim by or on behalf of the INSURED ORGANIZATION, (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this policy is construed.

PARENT ORGANIZATION means the organization designated in Item 1 of the Declarations of this policy.

Policy Period means the period of time specified in Item 2 of the Declarations of this policy, subject to prior termination in accordance with section 26 above. If this period is less than or greater than one year, then the Limits of Liability specified in the Declarations shall be the Company's maximum limit of liability for the entire period.

Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. POLLUTANTS shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.


SUBSIDIARY, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more INSURED ORGANIZATIONS.

WRONGFUL ACT means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any INSURED PERSON, individually or otherwise, in his INSURED CAPACITY, or any matter claimed against him solely by reason of his serving in such INSURED CAPACITY.

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  1
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY
To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

TEXAS  AMENDATORY  ENDORSEMENT

It is agreed that section 26, Termination of Policy, is deleted in its entirety and replaced by the following:

(A)  Cancellation  by  the  INSURED

The INSURED may cancel the policy at any time by sending the Company a written request or by returning the policy and stating when thereafter cancellation is to take effect.

(B)  Cancellation  by  the  Company

The  Company  may  cancel  the  policy  as  follows:

(1) Policies in effect for 60 days or less may be cancelled by mailing or delivering to the PARENT ORGANIZATION written notice or cancellation, stating the reason for cancellation, at least:

(a) 20 days before the effective date of cancellation if the Company cancels for nonpayment of premium; or

(b) 60 days before the effective date of cancellation if the Company cancels for any other reason.

(2) If this policy is in its initial policy period and has been in effect for 60 days or less, we may cancel for any reason except, that under the provisions of the Texas Insurance Code, we may not cancel this policy solely because the first named insured is an elected official.

Renewal or continuation policies, or policies in their initial policy period which have been in effect for more than 60 days:

We  may  cancel  only  for  one  or  more  of  the  following  reasons:

(a)    fraud  in  obtaining  coverage;

(b)    failure  to  pay  premiums  when  due;

(c) an increase in hazard within the control of the Insured which would produce an increase in rate;

(d) loss of reinsurance for the Company covering all or part of the risk covered by the policy; or

(e) if the Company has been placed in suspension, conservatorship or receivership and the cancellation is approved or directed by the supervisor, conservator or receiver.

If the Company cancels, it shall mail or deliver to the PARENT ORGANIZATION written notice of cancellation, stating the reason for cancellation, at least:

(a) 20 days before the effective date of cancellation if the Company cancels for nonpayment of premium;

(b) 60 days before the effective date of cancellation if the Company cancels for any other reason, other than nonpayment of premium, as listed above.

The Company's notice of cancellation will be mailed to the PARENT ORGANIZATION'S last mailing address known to the Company and will indicate the date on which coverage is terminated. If notice is mailed, proof of mailing will be sufficient proof of notice.

The earned premium will be computed on a pro rate basis. Any unearned premium will be returned as soon as practicable.

(C)  Non-renewal

If the Company decides not to renew this policy, it will mail or deliver to the PARENT ORGANIZATION written notice of non-renewal, stating the reason for non-renewal, at least 60 days before the expiration date. We may not non-renew this policy solely because the first named insured is an elected official. If notice is mailed or delivered less than 60 days before the expiration date, this policy will remain in effect until the 61st day after the date on which the notice is mailed or delivered.

Earned premium for any period of coverage that extends beyond the expiration date will be computed pro rate based on the previous year's premium.

The Company will mail or deliver its notice to the PARENT ORGANIZATION'S last mailing address known to the Company. If the notice is mailed, proof of mailing will be sufficient proof of notice.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.


/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                    ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  2
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Subsection 4, Extended Reporting Period, is deleted in its entirety and replaced with the following:

     4. If the Company or the Parent Organization terminates, fails, or refuses to renew this coverage section other than for non-payment of premium, the Insureds shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or non-renewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or non-renewal. This right of extension shall lapse unless written notice of such election together with payment of the additional premium due is received by the Company within 30 days following the effective date of termination or non-renewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  3
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that subsection 5, "Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2", is amended by adding the following:

(g) based upon, arising from, or in consequence of ownership, management, maintenance and/or control of any captive insurance company.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  4
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 6 of the Declarations, INSURED ORGANIZATION, is deleted in its entirety and replaced as follows:

Item 5. INSURED ORGANIZATION: Club Corporation International and its SUBSIDIARIES, except First Federal Financial Corporation and Franklin Federal Bancorp.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  5
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that subsection 5, "Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2", is amended by adding the following:

(h) based upon, arising from or in consequence of a public offering, solicitation, sale, distribution, or issuance of stock, whether or not a prospectus has been issued.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  6
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 7 of the Declarations, INSURED PERSONS, shall be amended as follows:

Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization and any duly appointed Club Manager, House Manager, General Manager, Property Manager and or member of the Board of Governors or member of the Grievance Committee of any owned, operated or leased club of the Insured Organization.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  7
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

In consideration of the premium paid, it is agreed that if both Loss covered by this policy and loss not covered by this policy re incurred, either because a claim against an Insured Person includes both covered and uncovered matters or because a claim is made against both an Insured Person and others, including the Insured Organization, the Insureds and the Company shall allocate such amount as follows:

(a) with respect to Defense Costs, to create certainty in determining a fair and proper allocation of Defense Costs, 80% of all Defense Costs which must otherwise be allocated as described above shall be allocated to covered Loss and shall be advanced by the Company on a current basis; provided, however, that no Defense Costs shall be allocated to the Insured Organization to the extent the Insured Organization is unable to pay by reason of Financial Impairment.

This Defense Costs allocation shall be the final and binding allocation of such Defense Costs and shall not apply to or create any presumption with respect to the allocation of any other Loss;

(b)    with  respect  to  Loss  other  than  Defense  Costs:

(i) the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered Loss; and

(ii) if the Insureds and the Company cannot agree on any allocation, no presumption as to allocation shall exist in any arbitration, suit or other proceeding. The Company, if requested by the Insureds, shall submit the allocation dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

It  is agreed that Section 9.1 "Definitions" is amended by adding the following:

Financial Impairment means the status of the Insured Organization resulting from
(i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or
(ii)  the  Insured  Organization  becoming  a  debtor  in  possession.

Provided, however, that this endorsement shall not apply to Loss on account of any Employment Claim.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  8
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 6 of the Declarations, Insured Organization, is amended by adding the following:

Silver  Lake  Management  Corporation
Silver  Lake  Country  Club
Akron  City Management  Corporation
Akron City Club
Stonebriar Country Club
Diamante Country Club
Monarch  Country  Club

provided, however, that coverage afforded by this endorsement shall not apply to that portion of WRONGFUL ACTS AND INTERRELATED WRONGFUL ACTS committed, attempted or allegedly committed or attempted, prior to the date Club Corporation International or its subsidiaries owned, operated, leased or managed the Insured Organizations listed above.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                     ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  9
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 7 of the Declarations, Insured Persons, shall by amended as follows:

Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization and any duly appointed Club Manager, House Manager, General Manager, Property Manager of any managed by contract club of the Insured Organization. However, this endorsement shall only apply to those individuals who are employed by the parent company or any of its subsidiaries.

THIS  ENDORSEMENT  SUPERSEDES  any  prior  endorsement.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  10
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 7 of the Declarations, Insured Persons, shall be amended as follows:

Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization and any duly appointed Club Manager, House Manager, General Manager, Property Manager and/or member of the Board of Governors or member of the Grievance Committee of any owned or leased club of the Insured Organization. However, this endorsement shall not include coverage for the following country clubs:

Coto  de  Caza

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  11
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that Item 6 of the Declarations, Insured Organization, is AMENDED BY ADDING following:

Silver  Lake  Management  Corporation
Silver  Lake  Country  Club
Akron  City  Management  Corporation
Akron  Country  Club
Stonebriar  Country  Club  Joint  Venture
Stonebriar  Country  Club
Diamante,  a  Private  Membership  Golf  Club  LLC
Diamante  Country  Club
Monarch  Country  Club,  Inc.
Monarch  Country  Club
Glen  Oaks  Country  Club  Joint  Venture
Glen  Oaks  Country  Club
Aspen  Glen  Gold  Company  Limited  Partnership
Aspen  Country  Club
Capital  Club  Company  Ltd.
Capital  City  Club/Beijing
Republic  Plaza  City  Club(Singapore)Pte  Ltd.
Tower  Club

provided, however, that coverage afforded by this endorsement shall not apply to that portion of Wrongful Acts and Interrelated Wrongful Acts committed, attempted or allegedly committed or attempted, prior, to the date Club Corporation International or its subsidiaries owned, operated, leased or managed the Insured Organizations listed above.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  12
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is agreed that, section 5, "Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2", is amended by deleting paragraph (e) in its entirety and replacing it with the following:

(e) for bodily injury, libel, slander, defamation, emotional distress, mental anguish, sickness, disease or death of any person, or for damage to or destruction of any tangible property including loss of use thereof;

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  13
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It is understood and agreed that the policy is amended by adding the following section:

CHOICE  OF  LAW  AND  ARBITRATION

29. This policy shall be construed and enforced according to the laws of New Jersey.

Any dispute between the INSUREDS and the Company relating to the policy shall be submitted to binding arbitration, including, but not limited to, claims sounding in contract or tort. The Insureds and the Company submit to the jurisdiction of New Jersey.

The commercial arbitration rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel. The panel shall consist of one independent arbiter selected by the Insureds, one independent arbiter selected by the Company and a third independent arbiter selected by the first two arbiters. Each party shall bear equally the expenses of the arbitration.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.

/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date

                           Executive Protection Policy

                                   ENDORSEMENT

Effective  date  of  this  endorsement:  OCTOBER  19,  1998
Endorsement  No.  14
Company:  TEXAS  PACIFIC  INDEMNITY  COMPANY

To  be  attached  to  and  form  part  of  Policy  No.  8091-25-911JHOU

Issued  to:  CLUB  CORPORATION  INTERNATIONAL

It  is  agreed  that:

1. Item 7 of the Declarations, INSURED PERSONS, is amended by adding the following:

Past,  present  and  future  employees  of  the  INSURED  ORGANIZATION;

Provided, however, that coverage provided to employees pursuant to this paragraph shall apply only to EMPLOYMENT CLAIMS.

2. Section 5, Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2, is amended by deleting paragraphs (c), (d) and (e) in their entirety and inserting the following:

(c)    brought  or  maintained  by  or  on  behalf  of  any  INSURED  except:

(i) a CLAIM that is a derivative action brought or maintained on behalf of an INSURED ORGANIZATION by one or more persons who are not INSURED PERSONS and who bring and maintain the CLAIM without the solicitation, assistance, or participation of any INSURED;

(II)    AN  EMPLOYMENT  CLAIM;

(iii) a Claim brought or maintained by or on behalf of an INSURED PERSON for contribution or indemnity, if the CLAIM directly results from another CLAIM covered under this policy;

(d) for an actual or alleged violation of the responsibilities, obligations, or duties imposed by the Employee Retirement Income Security Act of 1974, the Fair Labor Standards Act (except the Equal Pay Act), the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Occupational Safety and Health Act, rules or regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law or common law;

(e) for mental or emotional distress (except with respect to EMPLOYMENT CLAIMS), bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible property including loss of use thereof; or

3. Where all or any part of a CLAIM IS AN EMPLOYMENT CLAIM, the Company shall not be liable for LOSS on account of that part of a CLAIM against an INSURED PERSON which is based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any INSURED on or prior to 10/19/97 or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

4. Section 5, Exclusions: Exclusion Applicable to Insuring Clauses 1 and 2, is amended by adding the following:

(i) based upon, arising from or in consequence of any facts or circumstances of which any officer of the INSURED ORGANIZATION had knowledge, as of the date referenced in section 3 of this endorsement, which he or she had reason to suppose might give rise to a future EMPLOYMENT CLAIM.

5. Section 9, Presumptive Indemnification, is amended as follows, but only with respect to EMPLOYMENT CLAIMS:

a. Paragraphs (i) and (ii) are deleted in their entirety and the following is inserted: the broadest application of law;

b.    The  final  paragraph  of  section  9  is  deleted  in  its  entirety.

6.    Section  28,  Definitions,  is  amended  by  adding  the  following:

EMPLOYMENT CLAIM means a CLAIM which is brought and maintained by or on behalf of any past, present or prospective employees of the INSURED ORGANIZATION against any INSURED PERSON for any WRONGFUL ACT in connection with any actual or alleged wrongful dismissal, discharge or termination of employment, breach of any oral or written employment contract or quasi-employment contract, employment-related misrepresentation, violation of employment discrimination laws (including workplace harassment), wrongful failure to employ or promote, wrongful discipline, wrongful deprivation of a career opportunity, failure to grant tenure, negligent evaluation, invasion of privacy, employment-related defamation or employment-related wrongful infliction of emotional distress.

ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.



/s/John  S.  Bain
--------------------------
Authorized  Representative

December  15,  1998
-------------------
Date
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